AMPLIFY-7P Defining the Path Forward for ELI-002 7P in Metastatic mKRAS PDAC JUNE 24, 2026

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You should not place undue reliance on these forward-looking statements Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Statements in this presentation that are not purely historical are forward- looking statements. Such forward-looking statements include, among other things, statements regarding our planned clinical programs, including the timing and outcome of planned clinical trials, including the planned Phase 1 study evaluating ELI-002 7P in combination with checkpoint inhibition in metastatic PDAC; the potential validation of the combination in a Phase 1 study; the potential of our product candidates, including the potential of ELI-002 7P; the potential for the Phase 1 study to provide a rapid development pathway for ELI-002 7P; the potential for the Phase 1 study to inform future metastatic PDAC and Phase 3 adjuvant PDAC development; the potential for ELI-002-induced immune priming to synergize with other therapies to enable tumor eradication; the potential for future expansion of ELI-002 to other mPDAC combinations or indications, including in mKRAS positive lung cancer and other mKRAS positive cancers; the potential benefits and effectiveness of off-the-shelf immunotherapy approaches; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward- looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, our plans to develop and commercialize our product candidates, including ELI-002 7P; the timing of initiation of our planned clinical trials; the timing of the availability of data from our planned clinical trials; the timing of any planned investigational new drug application or new drug application; our plans to research, develop and commercialize our current and future product candidates; and our estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in our Annual Report on Form 10-K filed with the SEC on March 12, 2026, under the heading “Risk Factors”, and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this Presentation are based on information available to us as of the date of this Presentation. We do not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this Presentation, except to the extent required by law. 2 | Elicio Therapeutics

| Agenda | | Speaker |
|---|---|---|
| 01 | **Introduction** | **Christopher Haqq,** M.D., Ph.D., Executive Vice President, Head of Research and Development and Chief Medical Officer |
| 02 | **Review of Historical mPDAC Studies** | **Zev Wainberg,** M.D., Professor of Medicine, UCLA, Co-Director of the UCLA GI Oncology Program |
| 03 | **mPDAC Complete Responses** | **Peter Hosein**, M.D., Professor of Clinical Medicine, Sylvester Comprehensive Cancer Center, University of Miami |
| 04 | **Translational Medicine Data** | **Christopher Haqq,** M.D., Ph.D. |
| 05 | **Phase 1 Strategy** | **Christopher Haqq,** M.D., Ph.D. |
| 06 | **Conclusion** | **Christopher Haqq,** M.D., Ph.D. |
| 07 | **Discussion and QnA** | **Zev Wainberg,** M.D., **Peter Hosein**, M.D., and **Christopher Haqq,** M.D., Ph.D. |



**Peter Hosein,**
M.D.



**Zev Wainberg,**
M.D.



**Chris Haqq,**
M.D., Ph.D.

3 | Elicio Therapeutics

elicio THERAPEUTICS

Christopher Haqq, M.D., Ph.D., Executive Vice President, Head of Research and Development and Chief Medical Officer

# Multiple Confirmed Complete Responses Observed Following ELI-002 7P Treatment, Subsequent Therapy in metastatic PDAC

Hypothesis: ELI-002 7P primes mKRAS-specific immunity to enhance responsiveness to subsequent treatment

| | |
|---|---|
| **Promising preliminary responses** | • **100% confirmed** complete radiographic and metabolic **responses in three patients** who received ELI-002 7P treatment and received subsequent nivolumab-based therapy<br>• Subsequent therapy included chemotherapy, checkpoint inhibition, and radiation<br>• Prospective study needed to confirm these observations |
| **Supports differentiated therapeutic potential** | • **Complete responses are rare** in metastatic PDAC, particularly in MSS/MMR-proficient disease where checkpoint inhibitors have shown limited activity<br>• These observations are therefore notable relative to historical experience |

**Elicio believes these observations provide preliminary clinical support for evaluating ELI-002 7P in combination with checkpoint inhibition in metastatic mKRAS pancreatic cancer.**

*MSS: Micro-satellite stable; MMR: Mismatch Repair*

5 | Elicio Therapeutics

Zev Wainberg, M.D., Professor of Medicine, UCLA, Co-Director of the UCLA GI Oncology Program

Complete Responses Remain Rare in Metastatic Pancreatic Cancer Across Therapeutic Modalities 7 | Elicio Therapeutics Published studies evaluating chemotherapy, checkpoint inhibitors, and targeted therapies generally report complete response rates ranging from 0–8% CR signalPopulationRegimen / Study 0.6% (1 / 171) 1First Line (1L) mPDACFOLFIRINOX 0% (0 / 31) 2First Line (1L) mPDACNivo + mFOLFIRINOX 2.5% (1 / 40) 3First Line (1L) RAS-mutant mPDACDaraxonrasib + GnP 8% (2 / 24) 4First Line (1L) stage IV mPDACnP + Cisplatin + Gemcitabine [1] Conroy NEJM 2011; [2] Morizane BJC Rep 2024; [3] Revolution Medicines April 21 2026 PR; [4] Jameson JAMA Oncol 2020 GnP: Gemcitabine Nab-paclitaxel Multiple complete responses remain uncommon even among the most active regimens evaluated in metastatic PDAC.

Immunotherapy with Chemotherapy or Radiation Has Not Been Effective 8 | Elicio Therapeutics Historical rates of complete response: 2-6% for Nivo + GnP, 0% for Nivo + SBRT CR SignalPopulationRegimen / Study 2% (1 / 50) 1First Line (1L) mPDACNivo + GnP (PRINCE) 3% (1 / 34) 2First Line (1L) mPDACNivo + GnP 0% (0 / 41) 3Second Line (2L) mPDACNivo + SBRT 0% (0 / 16) 4Second Line (2L) mPDACDurva + SBRT [1] Wainberg, Clinical Cancer Research. 2020; [2] Padron, Nature Medicine. 2022; CR was not confirmed [3] Chen, J Clinical Oncology. 2022; [4] Xie, Clinical Cancer Research. 2020 GnP: Gemcitabine Nab-paclitaxel; SBRT: Stereotactic Body Radiation Therapy; CR: Complete Response Multiple complete responses remain uncommon with immunotherapy combinations.

Peter Hosein, M.D., Professor of Clinical Medicine, Sylvester Comprehensive Cancer Center, University of Miami

# Complete Responses Observed Following ELI-002 7P and Subsequent Checkpoint Inhibition

Three patients who recurred following ELI-002 7P treatment subsequently achieved complete radiographic response, complete metabolic response, and biomarker normalization after nivolumab-based therapy

- 3 / 3 Patients (100%) Achieved Complete Responses (CR + CMR)
- All 3 Patients Were MSS / MMR-Proficient
- Persistence of mKRAS-specific T cells observed post-chemo and CPI
- mKRAS-Specific CD4+ and CD8+ T Cell Responses
- 3 / 3 Patients with Antigen Spreading Observed
- 2 / 3 Patients with Complete Responses Maintained ≥9 Months

**These observations provide preliminary clinical support for evaluating ELI-002 7P in combination with checkpoint inhibition in non-liver metastatic mKRAS pancreatic cancer.**

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*CR: Complete Response; CMR: Complete Metabolic Response; MSS: Micro-satellite stable; MMR: Mismatch Repair; CPI: Checkpoint Inhibition*

SYLVESTER COMPREHENSIVE CANCER CENTER
UNIVERSITY OF MIAMI HEALTH SYSTEM

11 [1] June 21, 2026; GnP: Gemcitabine Nab-paclitaxel; CR: Complete Response; PR: Partial Response; PD: Progressive Disease; SBRT: Stereotactic Body Radiation Therapy; NED: No evidence of disease; PFS: Progression-free survival; DOR: Duration of response Current StatusDOR 1Nivo start → PR / CR Tumor mKRASPatient PD, SBRT, FOLFOX-Nivo, Ipi/Nivo, ERAS-0015 2.2 mo (8.3 mo PFS) 6.1 mo (CR)G12DPatient 1 PD, GnP-Nivo 11.6 mo (13.4 mo PFS) 1.5 mo (PR) 8.9 mo (CR) G12VPatient 2 NED 9.2 mo (ongoing) 2.5 mo (CR)G12DPatient 3 Durable complete responses observed following subsequent nivolumab-based therapy in three patients previously treated with ELI-002 7P These observations support further investigation of the relationship between ELI-002 7P treatment and subsequent clinical outcomes. Complete Responses Were Confirmed and Durable1

12 GnP: Gemcitabine Nab-paclitaxel; PFS: Progression-free survival; DOR: Duration of response; CT: Computed tomography; PET: Positron emission tomography; SUVmax: Standardized uptake value RECIST: Complete Response (CR) PERCIST: Complete Metabolic Response (CMR) Complete Radiographic, Metabolic, and Biomarker Resolution of Multifocal Para-esophageal and Mesenteric Nodes 0 10 20 30 40 50 60 Weeks from start of ELI-002 7P CA 19 -9 (U /m L) ELI-002 7P GnP Nivolumab Radiation Week 18: SUVmax 9.7 Week 45: SUVmax background Patient 1: CA19-9 Tumor Biomarker Values, Treatment Timeline Patient 1: PET / CT Week 18 PET / CT Week 45 PET / CT Para-esophageal and mesenteric nodes DOR: 2.2 months PFS: 8.3 months Patient 1: Complete Response Following ELI-002 7P and Subsequent Nivolumab

# Patient 2: Complete Response Following ELI-002 7P and Subsequent Nivolumab

## Complete Radiographic, Metabolic, and Biomarker Resolution of Gastro-hepatic Ligament Nodes

**Patient 2:** CA19-9 Tumor Biomarker Values, Treatment Timeline



Week 28
PET / CT
Week 69
PET / CT
CA19-9 (U/mL)
400
300
200
100
0
ELI-002 7P
GnP
Nivolumab
Radiation
0
10
20
30
40
50
60
70
80
90
100
110
Weeks from start of ELI-002 7P

**Patient 2:** PET / CT



Week 28:
SUVmax 8.0
Week 69:
SUVmax background

Gastro-hepatic Ligament Node

**RECIST: Complete Response (CR)**

**PERCIST: Complete Metabolic Response (CMR)**

**DOR: 11.6 months**

**PFS: 13.4 months**

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*GnP: Gemcitabine Nab-paclitaxel; PFS: Progression-free survival; DOR: Duration of response; CT: Computed tomography; PET: Positron emission tomography; SUVmax: Standardized uptake value*

SYLVESTER COMPREHENSIVE CANCER CENTER
UNIVERSITY OF MIAMI HEALTH SYSTEM

14 Complete Metabolic, and Biomarker Resolution of Mesenteric Local Recurrence CA 19 -9 (U /m L) Week 35: SUVmax 8.6 Week 48: SUVmax background Patient 3: CA19-9 Tumor Biomarker Values, Treatment Timeline Patient 3: PET / CT Week 35 PET / CT Week 48 PET / CT Mesenteric Local Recurrence 0 10 20 30 40 50 60 70 80 90 Weeks from start of ELI-002 7P ELI-002 7P GnP Nivolumab Radiation RECIST: Complete Response (CR) PERCIST: Complete Metabolic Response (CMR) DOR: 9.2 months (ongoing) Patient 3: Complete Response Following ELI-002 7P and Subsequent Nivolumab GnP: Gemcitabine Nab-paclitaxel; PFS: Progression-free survival; DOR: Duration of response; CT: Computed tomography; PET: Positron emission tomography; SUVmax: Standardized uptake value

## Multiple Confirmed Complete Responses Observed Following ELI-002 7P Treatment and Subsequent Therapy in metastatic PDAC Warranting Further Evaluation

Complete responses following ELI-002 7P treatment and subsequent nivolumab-based therapy warrant further prospective evaluation

| Executive Summary | |
|---|---|
| | • Three patients achieved complete radiographic, metabolic, and/or biomarker responses following nivolumab-based therapy after prior ELI-002 7P treatment<br>• All three patients had MSS/MMR-proficient disease, a population rarely responsive to checkpoint inhibition<br>• Two of three complete responses were maintained for ≥9 months, including one ongoing response<br>• These observations are notable relative to historical experience in metastatic PDAC<br>• While hypothesis-generating, the findings suggest prior ELI-002 7P treatment may influence responsiveness to subsequent therapy |

**These findings support prospective evaluation of ELI-002 7P in combination with checkpoint inhibition in metastatic mKRAS pancreatic cancer.**

15

*MSS: Micro-satellite stable; MMR: Mismatch Repair*

SYLVESTER COMPREHENSIVE CANCER CENTER
UNIVERSITY OF MIAMI HEALTH SYSTEM

## Hypothesized Mechanism for Complete Responses Following ELI-002 7P and Subsequent Therapy

ELI-002 7P may prime durable mKRAS-specific immunity important for responses to subsequent therapy

Historical Observations:

Subsequent Therapy (Chemo, PD-1 Inhibition and / or Radiation) → Modulation of Tumor Microenvironment → × Deep Tumor Responses are Rare

1 ELI-002 7P Treatment → 2 mKRAS-Specific T Cell Expansion → 3 Persistent Immune Memory

4 Subsequent Therapy (Chemo, PD-1 Inhibition and / or Radiation) → 5 Modulation of Tumor Microenvironment → + Deep Tumor Responses

**Observations from presented patients suggest a hypothetical mechanism for anti-tumor T cell responses and tumor modulation following ELI-002 7P treatment and subsequent nivolumab-based therapy.**

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elicio THERAPEUTICS

# T cell Infiltration after ELI-002 7P Preceded Complete Responses

Observations of increased T cell tumor infiltration, and modulation of tumor PD-L1 following recurrence after ELI-002 7P



Patient 1
Primary Tumor
Pre-ELI-002 7P
Metastatic Relapse
Post-ELI-002 7P, prior to Subsequent Therapy
Patient 2
Primary Tumor
Pre-ELI-002 7P
Metastatic Relapse
Post-ELI-002 7P, prior to Subsequent Therapy
H&E
Multiplex IF
H&E
Multiplex IF
Scale: 200 µm
CD3
PD-L1
CD8
CK (PDAC)
T Cells
CD8 T Cells
Tumor
PD-L1

*H&E: Hematoxylin and eosin; IF: Immunofluorescence; Patient 3 biopsy samples were not evaluable by multiplex immunofluorescence*

17 | Elicio Therapeutics

GnP + CPI 2 ELI-002 7PBaselineTimepoint GnP + CPI 2 ELI-002 7PBaselineTimepointGnP + CPI 2 ELI-002 7PBaselineTimepoint IF N a nd /o r G rB S FC / 1x 10 6 P B M C % IL 2+ IF Nγ + a nd /o r T N Fα + a m on g C D 8+ T c el ls IF N a nd /o r G rB S FC / 1x 10 6 P BM C mKRAS-specific T cell responses1 persisted through subsequent chemotherapy and nivolumab treatment 18 Patient 1 Patient 3Patient 2 [1] Maximum ex vivo mKRAS responses determined by IFNγ/GrB Fluorospot or ICS assay at baseline, week 10 (post ELI-002 7P priming) and final post subsequent therapy timepoints [2] Subsequent therapy included GnP, nivolumab, and SBRT; GnP: Gemcitabine Nab-paclitaxel; CPI: Checkpoint Inhibition Complete responses associate with mKRAS-specific, polyfunctional, CD4+ and CD8+ T cell responses including IFNγ, TNFα, IL2, and Granzyme B | Elicio Therapeutics

Therapy Complete Responses Associated with Personalized T Cell Responses 19 3 / 3 complete responses were associated with modulation of antigen spreading T cell responses Therapy Immunogenic Non-immunogenic % of Assayed Personalized Tumor Antigens 82 18 ELI-002 7P GnP Nivolumab Radiation These findings suggest ELI-002 7P-induced immunity may extend beyond targeted KRAS mutations and promote broader anti-tumor immune responses 0 2 4 6 8 10 Therapy 0 2 4 6 8 10 0 2 4 6 8 10 Patient 1 Patient 3Patient 2 | Elicio Therapeutics GnP: Gemcitabine Nab-paclitaxel

# Metastatic PDAC Phase 1 Development Strategy

Plans for a staged development pathway designed to evaluate ELI-002 7P + CPI across metastatic PDAC settings

Recurrent metastatic PDAC (CPI combination)

Treatment Naïve metastatic PDAC (CPI and/or RASi combinations)

→

Inform Future metastatic & Adjuvant Phase 3 Development

| Cohort expansion to be informed by clinical, biomarker, and immune-response data | |
|---|---|
| **Rapid Readouts:** | Open label, initial efficacy signals expected within 3–6 months of study start |
| **Biomarker Response Early Indicator** | Tumor biomarker, immune response analyses may provide early evidence of biological activity |
| **Capital Efficient:** | Small cohorts designed to generate actionable data with limited capital deployment |
| **Development Impact:** | Findings may inform future metastatic combination strategies and Phase 3 design |

**A focused Phase 1 study has the potential to generate an early assessment of clinical activity in a setting where complete responses are rarely observed.**

20 | Elicio Therapeutics

# Planned Phase 1 Study Evaluating ELI-002 7P in Combination with Checkpoint Inhibition in 1L mPDAC

Building on complete response observations to identify rapid clinical insights and inform future metastatic and Phase 3 development

**ELIGIBILITY**

- Recurrent and treatment-naïve metastatic PDAC
- ≥1 of 7 mKRAS alleles
- Measurable disease (RECIST 1.1, PERCIST)
- ECOG 0–1

**STUDY REGIMEN — triplet combination**

**SOC chemotherapy backbone**
*Gem/Nab-paclitaxel*

**ELI-002 7P (RP2D)**
*Prime 6 SC doses → 8-wk rest → 4 boosters → Additional ELI-002 7P dosing until progression*

**Checkpoint Inhibitor (Q3 Weeks)**
*Until progression or toxicity*

**KEY PRIMARY**

- **ORR** (CR + PR, RECIST 1.1)
- **CR rate**
- **DOR**
- **Safety**

**KEY SECONDARY**

- **mORR** (PERCIST 1.0)
- **PFS, OS**
- **Immune Responses**

**Phase 1 Study Plan**:

**Verify signal** in CPI combination setting → **Expand** into additional mPDAC combinations (e.g., RASi) and settings

*SOC: Standard of care; RP2D: Recommended Phase 2 Dose; SC: Subcutaneous; ORR: Overall response rate; CR: Complete Response; PR: Partial Response*

21 | Elicio Therapeutics

Next Steps: Advancing Clinical Development of ELI-002 7P in Metastatic PDAC in Combination with Checkpoint Inhibition and Other Therapies 22 01 02 Finalize Study Design Initiate Phase 1 Study in mPDAC, subject to funding | Elicio Therapeutics 03 Inform future development plans in metastatic PDAC, and the adjuvant PDAC Phase 3 trial

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